SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a Party other than the Registrant [  ]

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[ ]	Definitive Additional Materials
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SPECTRE GAMING, INC.

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 26, 2004
PROXY STATEMENT
VOTING AND REVOCATION OF PROXY
PROXIES AND VOTING
ELECTION OF DIRECTORS (Proposal One)
BOARD OF DIRECTORS AND COMMITTEES
EXECUTIVE COMPENSATION
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITOR (Proposal Two)
INCREASE IN NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE COMPANY’S ARTICLES OF INCORPORATION (Proposal Three)
INCREASE IN NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE 1999 NON-QUALIFIED STOCK OPTION PLAN (Proposal Four)
APPROVAL OF 2004 STOCK OPTION PLAN (Proposal Five)
VOTING SECURITIES AND PRINCIPAL HOLDERS
CERTAIN TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS
SOLICITATION
Annex A
Annex B
Annex C

SPECTRE GAMING, INC.

1466 Pioneer Way, Suite 10
El Cajon, California 92020

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 26, 2004

TO THE SHAREHOLDERS OF SPECTRE GAMING, INC.:

     Please take notice that the annual meeting of shareholders of Spectre Gaming, Inc. will be held, pursuant to due call by the Company’s Board of Directors, at the Hyatt Regency Hotel, 1300 Nicollet Mall, Minneapolis, Minnesota, on Thursday, August 26, 2004, at 3:00 p.m. local time, or at any adjournment(s) thereof, for the purpose of considering and taking corporate action with respect to the following:

     1.  to elect three directors;

     2.   to ratify the appointment of Virchow, Krause & Company, LLP as the Company’s independent auditors for fiscal year 2004;

     3.  to increase the number of shares of capital stock authorized for issuance under the Company’s articles of incorporation to an aggregate of 100,000,000;

     4.  to increase the number of shares of common stock reserved for issuance under the Company’s 1999 Non-Qualified Stock Option Plan to an aggregate of 300,000;

     5.  to adopt the Company’s 2004 Stock Option Plan pursuant to which 2,000,000 shares of the Company’s common stock shall be reserved for issuance; and

     6.   to transact any other business as may properly come before the meeting and any adjournments thereof.

     Pursuant to due action of the Company’s Board of Directors, shareholders of record on July 30, 2004 (the “Record Date”) will be entitled to vote at the meeting and any adjournments thereof. Adoption of each proposal requires the affirmative vote of the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy at the annual meeting.

     A proxy for the annual meeting is enclosed herewith. You are requested to fill in and sign the proxy, which is solicited by the Company’s Board of Directors, and mail it promptly in the enclosed envelope.

By Order of the Board of Directors

/s/ Russell Mix

Russell Mix, President and Chief Executive Officer

July 30, 2004

SPECTRE GAMING, INC.

1466 Pioneer Way, Suite 10
El Cajon, California 92020

PROXY STATEMENT

Annual Meeting of Shareholders
to be held August 26, 2004

VOTING AND REVOCATION OF PROXY

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Spectre Gaming, Inc. (sometimes referred to herein as “Spectre” or the “Company”) to be used at the Company’s annual meeting of shareholders to be held on Thursday, August 26, 2004, at 3:00 p.m. local time at the Hyatt Regency Hotel, 1300 Nicollet Mall, Minneapolis, Minnesota, for the purpose of considering and taking corporate action with respect to the following:

     1.  to elect three directors;

     2.  to ratify the appointment of Virchow, Krause & Company, LLP as the Company’s independent auditors for fiscal year 2004;

     3.  to increase the number of shares of capital stock authorized for issuance under the Company’s articles of incorporation to an aggregate of 100,000,000;

     4.  to increase the number of shares of common stock reserved for issuance under the Company’s 1999 Non-Qualified Stock Option Plan to an aggregate of 300,000;

     5.  to adopt the Company’s 2004 Stock Option Plan pursuant to which 2,000,000 shares of the Company’s common stock shall be reserved for issuance; and

     6.  to transact any other business as may properly come before the meeting and any adjournments thereof.

     The approximate date on which this proxy statement and the accompanying proxy shall be first sent or given to shareholders will be August 3, 2004. Each shareholder who signs and returns a proxy in the form enclosed with this proxy statement may revoke the proxy at any time prior to its use by giving the Company written notice of such revocation, in open meeting or by executing and delivering a new proxy to the Company’s Secretary. Unless so revoked, the shares represented by each proxy will be voted at the meeting and at any adjournments thereof. If a shareholder has signed and delivered a proxy and later attends the annual meeting, such shareholder’s presence alone does not revoke that proxy. Only shareholders of record at the close of business on July 30, 2004 (the “Record Date”) will be entitled to vote at the meeting or any adjournments thereof.

PROXIES AND VOTING

     Only holders of record of the Company’s common stock at the close of business on July 30, 2004, the Record Date for the annual meeting, are entitled to notice of and to vote at the annual meeting. On the Record Date, there were 11,001,784 shares of common stock issued and outstanding. Each share of common stock entitles the holder thereof to one vote on each matter to be presented at the meeting. A quorum, consisting of a majority of the outstanding shares entitled to vote at the meeting, must be present in person or represented by proxy before any action may be taken at the meeting.

     Each proxy returned to the Company will be voted in accordance with the instructions indicated therein. Adoption of each proposal requires the affirmative vote of the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy at the meeting.

     All shares represented by proxies will be voted for the election of the nominees for the Board of Directors named in this proxy statement, for ratification of Virchow, Krause & Company, LLP’s appointment as the Company’s independent auditor for fiscal year 2004, for the proposed increase in the number of shares of capital stock authorized for issuance under the Company’s articles of incorporation, for the proposed increase in the number of shares of common stock reserved for issuance under the Company’s 1999 Stock Option Plan, and for the adoption of the 2004 Stock Option Plan unless a contrary choice is specified. If any director-nominee withdraws or otherwise becomes unavailable for reasons not presently known, the proxies which would have otherwise been voted for such director-nominee will be voted for such substitute nominee as may be selected by the Board of Directors. A shareholder who abstains with respect to any proposal is considered to be present and entitled to vote on such proposal and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on any proposal, shall not be considered present and entitled to vote on such proposal.

     The Board of Directors unanimously recommends that you vote “FOR” the election of all nominees for the Board of Directors named in this proxy statement, “FOR” ratification of Virchow, Krause & Company, LLP’s appointment as the Company’s independent auditor for fiscal year 2004, “FOR” the increase in the number of shares of capital stock authorized for issuance under the Company’s articles of incorporation, “FOR” the increase in the number of shares of common stock reserved for issuance under the Company’s 1999 Non-Qualified Stock Option Plan, and “FOR” the adoption of the Company’s 2004 Stock Option Plan.

     While the Board of Directors knows of no other matters to be presented at the annual meeting, all proxies returned to the Company will be voted on any such matter in accordance with the judgment of the proxy holders.

ELECTION OF DIRECTORS
(Proposal One)

     The Board of Directors currently consists of three directors, each of whom has been nominated for re-election by the Board of Directors. If re-elected, each nominee has consented to serve as a director of the Company and to hold office until the next annual meeting of the shareholders, or until his successor is elected and shall have qualified. The names and ages of the nominees, and their principal occupations and tenure as directors are set forth below, based upon information furnished to the Company by such nominees.

     Ronald E. Eibensteiner, 52, Chairman of the Board and Secretary. Mr. Eibensteiner joined the Company as Chairman of the Board of Directors in May 1996. He is President of Wyncrest Capital, Inc. and has been a seed investor in several early-stage technology companies. He was a co-founder of Diametrics Medical, Inc., a manufacturer of blood gas diagnostic systems; co-founder of OnHealth Network Company, a web-based publisher of health and wellness information, which was later purchased by WebMD; director of BigCharts, Inc., a leading internet provider of financial content, until its sale to MarketWatch.com in June 1999; and was Chairman of Prodea Software Corporation, a data-warehousing software company, until its sale to Platinum Technology, Inc., in January 1996. In 1983, Mr. Eibensteiner co-founded Arden Medical Systems and served as its Chief Financial Officer until its sale to Johnson & Johnson in 1987. Mr. Eibensteiner holds a Bachelor of Science degree in Political Science from the University of Minnesota.

     Russell Mix, 47, President, Chief Executive Officer and Director. Mr. Mix has served as a director of the Company since November 2003, and has served as the Company’s President and Chief Executive Officer since April 16, 2004. Mr. Mix is currently also a director of Prolific Publishing, Inc., a developer and publisher of computer software for the entertainment markets such as game consoles, gambling games and screensavers. Prior to that, Mr. Mix was Senior Vice President, General Counsel, Secretary and a director for Casino Data Systems, Inc. (“CDS”). He was a member of the executive management team which led CDS from its inception to more than 500 employees in four years, with business operations in more than 20 jurisdictions and offices in four states. He served as General Counsel to CDS and was instrumental in taking CDS public in April 1993. He also led corporate and banking teams in two subsequent offerings (February 1994 and March 1996) which cumulatively raised in excess of $90 million for CDS and $15 million for selling shareholders. Mr. Mix has a Juris Doctor degree from McGeorge School of Law, University of the Pacific, and is currently licensed to practice law in the State of Nevada. While in private practice, Mr. Mix concentrated his legal practice in gaming and corporate law.

     Brian D. Niebur, 41, Chief Financial Officer and Director. Mr. Niebur has served as Chief Financial Officer (on a part-time basis) and a director of the Company since February 2003. Since February 2002, Mr. Niebur has been employed part time as the Treasurer and Chief Financial Officer of Entrx Corporation (NASDAQ: ENTX), which primarily provides industrial insulation services through its California operating subsidiary, Metalclad Insulation Corporation. In addition, since July 2000 Mr. Niebur has been employed on a part-time basis as Vice President and Controller for Wyncrest Capital, Inc., a privately held Minneapolis-based venture-capital firm. From August 1997 until July 2000, Mr. Niebur was the Controller for Vital Images, Inc., a developer and marketer of medical visualization and analysis software. Mr. Niebur was the Vice President and Controller of IVI Publishing, Inc, an electronic publisher of health and medical information, from September 1993 until August 1997. Mr. Niebur has passed the certified public accounting examination.

Voting Procedures

     At the annual meeting, the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the meeting, or (2) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the meeting, is required for approval of each of the nominees. A shareholder who abstains with respect to any one or more of the nominees is considered to be present and entitled to vote on such nominee(s), and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote on one or more nominees, shall not be considered present and entitled to vote on such nominee(s). If a proxy is signed and returned without indicating any voting instructions, the shares represented by such proxy will be voted FOR all of the above-indicated nominees.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL OF THE FOREGOING NOMINEES.

BOARD OF DIRECTORS AND COMMITTEES

Board of Directors

     The Company’s Board of Directors is currently comprised of the three members, each of whom is identified under Proposal One (“Election of Directors”) above. Prior to the Company’s appointment of Russell Mix to serve as President and Chief Executive Officer on April 16, 2004, Mr. Mix qualified as an “independent director,” as such term is defined in Section 4200(a)(15) of National Association of Securities Dealers’ listing standards. Because Ronald E. Eibensteiner served as the Company’s President and Chief Executive Officer from February 6, 2003 (upon the departure of Paul F. Lidsky) until April 16, 2004 (the date on which Russell Mix became the Company’s President and Chief Executive Officer), Mr. Eibensteiner does not qualify as an “independent director.” As a result, the Company currently has no “independent directors,” but is seeking to add one or more directors to serve on the Board of Directors who will qualify as “independent directors.” Under the Company’s corporate bylaws, up to two additional directors may be added to the Board of Directors.

     During fiscal year 2003, the Board of Directors held one meeting and took action by written action in lieu of a meeting five times. The Company expects its directors to attend the annual meetings of shareholders, if possible. The Company did not hold an annual shareholder meeting during 2003. The Company has an audit committee, but does not have a standing nominating or compensation committee (or other committees performing similar functions).

Audit Committee

     The Company has established a three-member audit committee within the Board of Directors that currently consists of Messrs. Eibensteiner, Mix and Niebur. Neither the audit committee nor the Board of Directors has adopted a written charter for the audit committee. The audit committee held four quarterly telephonic meetings during fiscal year 2003.

     The Board of Directors has determined that at least one member of the audit committee, Russell Mix, is an “audit committee financial expert” as that term is defined in Item 401(e)(2) of Regulation S-B promulgated under the Securities Exchange Act of 1934, as amended. Mr. Mix’s relevant experience includes his service as the Chief Executive Officer and Chief Financial Officer of Prolific Publishing, Inc. and his past experience as a financial analyst. In addition, Mr. Mix holds an undergraduate degree in finance. No member of the audit committee (including Mr. Mix) currently qualifies as an “independent director,” as such term is defined in Section 4200(a)(15) of National Association of Securities Dealers’ listing standards or meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended. Nevertheless, the Board of Directors has determined that each of the audit committee members is able to read and understand fundamental financial statements and that at least one member of the audit committee has past employment experience in finance or accounting.

Audit Committee Report

     The audit committee has reviewed the Company’s audited financial statements for the last fiscal year and discussed them with management. The audit committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statement on Auditing Standards, AU Section 380), as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The audit committee has further received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1 (Independence Discussions with Audit Committees), as amended, promulgated by the

Independence Standards Board, and has discussed with the independent auditors the independent auditors’ independence.

     Based on the review and discussions described above, the audit committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the last fiscal year for filing with the U.S. Securities and Exchange Commission.

RONALD E. EIBENSTEINER
BRIAN D. NIEBUR
RUSSELL MIX

Nomination of Directors

     As indicated above, the Company does not have a standing nominating or compensation committee (or other committees performing similar functions). The Board of Directors believes that such committees would not provide any benefit to the Company or its shareholders given the current composition of the Board of Directors and the incipient state of the Company’s business. In lieu of paying for the expenses associated with additional committees and meetings, the Board of Directors has determined that, at this time, it is more appropriate to use the Company’s resources for operational purposes. Nevertheless, the Board of Directors remains open to the possibility of creating such committees as new directors (especially those qualifying as “independent directors”) are added to the Board of Directors and as the Company’s operations become more active.

     Currently, the full Board of Directors participates in the consideration of all director-nominees, none of the directors of which qualify as “independent directors,” as such term is defined in Section 4200(a)(15) of National Association of Securities Dealers’ listing standards. The full Board of Directors does not employ a charter for the purposes of considering director-nominees. In considering director-nominees, the Board of Directors recruits and considers candidates without regard to race, color, religion, sex, ancestry, national origin or disability. Generally, the Board of Directors will consider each candidate’s business and industry experience, his or her ability to act on behalf of shareholders, overall Board diversity, potential concerns regarding independence or conflicts of interest and other factors relevant in evaluating director-nominees. Typically, the candidate will meet with at least a majority of the directors serving on the Board of Directors, including the Company’s Chief Executive Officer. The Board of Directors will also consider a candidate’s personal attributes, including without limitation personal integrity, loyalty to the Company and concern for its success and welfare, willingness to apply sound and independent business judgment, awareness of a director’s vital role in the Company’s good corporate citizenship and image, time available for meetings and consultation on Company matters, and willingness to assume broad, fiduciary responsibility.

     The Company’s shareholders may recommend to the Board of Directors candidates to be considered for election at the Company’s annual shareholder meeting. In order to make such a recommendation, a shareholder must submit the recommendation in writing to the Board of Directors, in care of the Company’s Secretary, at the Company’s headquarters address, at least 120 days prior to the mailing date of the previous year’s annual meeting proxy statement. For recommendations applicable to the 2005 annual shareholder meeting, such written recommendations must be received by April 4, 2005. To enable the Board of Directors to evaluate the candidate’s qualifications, shareholder recommendations must include the following information:

•	the name and address of the nominating shareholder and the director candidate;

•	a representation that the nominating shareholder is a holder of record of the Company’s capital stock entitled to vote at the current year’s annual meeting;

•	a description of any arrangements or understandings between the nominating shareholder and the director candidate(s) being recommended, pursuant to which the nomination(s) are to be made by the shareholder;

•	a resume detailing the educational, professional and other information necessary to determine if the nominee is qualified to serve as a Company director;

•	such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission had each nominee been nominated by the Board of Directors; and

•	the consent of each nominee to serve as a director of the Company, if elected.

Ability of Shareholders to Communicate with the Board of Directors

     The Company’s Board of Directors has established several means for shareholders and others to communicate with the Board of Directors. If the shareholder has a concern regarding the Company’s financial statements, accounting practices or internal controls, the concern should be submitted in writing to the Company’s audit committee, in care of the Company’s Secretary, at the Company’s headquarters address. If the concern relates to the Company’s governance practices, business ethics or corporate conduct, the concern should be submitted in writing to the Chairman of the Board, in care of the Corporation’s Secretary, at the Company’s headquarters address. All shareholder communications will be sent to the applicable director(s).

EXECUTIVE COMPENSATION

     The following table sets forth the cash and non-cash compensation for each of the last three fiscal years awarded to or earned by (i) each individual serving as Chief Executive Officer of the Company during the fiscal year ended December 31, 2003; and (ii) each individual that served as an executive officer or Chairman of the Board of the Company at the end of the fiscal year ended December 31, 2003 who received in excess of $100,000 in the form of salary and bonus during such fiscal year (the “Named Executives”).

Summary Compensation Table

					Long-Term
					Compensation
		Annual Compensation			Awards
					Securities
					Underlying
				Other Annual	Options
Name and Principal Position	Year	Salary ($)	Bonus ($)	Compensation ($)	(#)
Ronald E. Eibensteiner,	2003	—	—	—	—
President and CEO(1)	2002	—	—	—	—
	2001	—	—	—	—
Paul F. Lidsky, President and	2003	—	—	—	—
CEO(2)	2002	147,836	—	4,050	—
	2001	187,500	—	8,456	—

(1)	Mr. Eibensteiner was appointed President and Chief Executive Officer on February 6, 2003 and resigned as President and Chief Executive Officer on April 16, 2004. During his tenure as President and Chief Executive Officer, Mr. Eibensteiner received no salary for his services in such capacities. Mr. Eibensteiner has served as the Company’s Chairman of the Board since May 1996.

(2)	Mr. Lidsky was appointed President and Chief Executive Officer on September 2, 1997 and resigned as President and Chief Executive Officer on February 6, 2003.

Option Grants in Last Fiscal Year

     The following table sets forth the number of individual grants of stock options made during fiscal year 2003 to the Named Executives.

	Number of	Percent of
	Securities	Total Options
	Underlying	Granted to	Exercise or
	Options	Employees in	Base Price	Expiration
Name	Granted (#)	Fiscal Year (%)	($/Share)	Date
Ronald E. Eibensteiner	0	0	—	—
Paul F. Lidsky	0	0	—	—

Aggregated Option Exercises in Last Fiscal Year and
Fiscal Year-End Option Values

     The following table summarizes information with respect to options held by the Named Executives, and the value of unexercised options held by such persons as of December 31, 2003 (the end of fiscal year 2003).

	Number		Number of	Value of
	of		Unexercised	Unexercised In-the-
	Shares		Options at	Money Options at
	Acquired	Value	Fiscal Year End	Fiscal Year End ($)
	On	Realized	(exercisable /	(exercisable /
Name	Exercise	($)	unexercisable)	unexercisable)
Ronald E. Eibensteiner	0	0	- / -	$0 / $0
Paul F. Lidsky	0	0	- / -	$0 / $0

Employment Agreements

     The Company has no employment agreements or change-in-control agreements with any of the Named Executives.

     On April 16, 2004, the Company signed an employment agreement with Russell Mix to serve as the Company’s President and Chief Executive Officer for a term of three years. The employment agreement provides for Mr. Mix to receive a salary of $170,000 per year and to be eligible for an annual bonus based upon meeting certain agreed-upon Company goals and objectives. Mr. Mix will receive salary payments for a one-year period if he is terminated without cause and in certain other limited circumstances, as detailed in the employment agreement. Such circumstances include the Company’s breach of the employment agreement, a material and adverse change in Mr. Mix’s duties, responsibilities and authority, and a change in control of the Company. The employment agreement entitles Mr. Mix to participate in the Company’s employee-benefit plans on the same basis as benefits are made available to the Company’s other employees. Currently, the Company has no such benefit plans. A copy of the Company’s employment agreement with Mr. Mix is on file with the U.S. Securities and Exchange Commission as an exhibit to the Company Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004, filed on May 10, 2004.

     In connection with Mr. Mix’s appointment as the Company’s President and Chief Executive Officer, Mr. Mix also received options to purchase up to 600,000 shares of the Company’s common stock at an exercise price of $1.50 per share (the fair value of the stock on the date of grant). The options generally vest in increments of 60,000 shares. Specifically, the option to purchase up to 60,000 shares vested immediately as of the date of grant (March 22, 2004); the option to purchase up to 60,000 shares vests on each anniversary date of the date of grant beginning on March 22, 2005 and ending on March 22, 2008; and options to purchase the remaining 300,000 shares vest upon the earlier of (i) the ten-year anniversary date of the option grant or (ii) in 60,000-share increments upon the trading of the Company’s common stock at certain threshold prices ranging from $3.00 to $10.00 per share. Upon a change in control of the Company, all of the options shall immediately vest. The option has a ten-year term during which all options must be exercised or forfeited.

     On March 4, 2004, the Company entered into an employment agreement with Mr. Gary Watkins, pursuant to which Mr. Watkins was retained as the Company’s Vice President of Operations in Oklahoma for a term of two years. The employment agreement provides for Mr. Watkins to receive a salary of

$100,000 per year. Mr. Watkins will receive salary payments for a the term of the employment agreement if he is terminated without cause. In connection with the employment agreement, the Company issued Mr. Watkins options to purchase up to 200,000 shares of the Company’s common stock at an exercise price of $2.00 per share (the fair value of the stock on the date of grant). The option vests in two 100,000-share increments on January 1, 2005 and January 1, 2006, and has a five-year term during which all options must be exercised or forfeited.

Director Compensation

     Directors do not presently receive any compensation from the Company for attending Board of Directors or committee meetings, although the Company does reimburse directors for expenses incurred in attending such meetings. The Company has no official plan or policy for compensating directors with stock options or stock awards.

     In September 2003, the Company granted a director an option for 133,333 shares of the Company’s common stock. The options vested immediately and had an exercise price of $.15 per share. This grant was done in lieu of the option grant described above for a director’s initial election or appointment to the Company’s board of directors.

     In November 2003, the Company granted a director an option for 83,333 shares of the Company’s common stock, at an exercise price of $.75 per share, as an inducement for him to join the Company’s board of directors. 16,667 of these options are contingent upon the Company’s shareholders approving an increase in the amount of shares available under the Company’s 1999 Non-Qualified Stock Option Plan. This grant was done in lieu of the option grant described above for a director’s initial election or appointment to the Company’s board of directors.

RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT AUDITOR
(Proposal Two)

     The Board of Directors and executive management of the Company are committed to the quality, integrity and transparency of the Company’s financial reports. Independent auditors play an important part in the Company’s system of financial control. The audit committee of the Company’s Board of Directors has appointed Virchow, Krause & Company, LLP as the Company’s independent public auditors for fiscal year 2004. A representative of Virchow, Krause & Company LLP is expected to attend this year’s annual meeting and be available to respond to appropriate questions from shareholders, and will have the opportunity to make a statement if he or she desires to do so.

     If the shareholders do not ratify the appointment of Virchow, Krause & Company, LLP, the audit committee may reconsider its selection, but is not required to do so. Notwithstanding the proposed ratification of the appointment of Virchow, Krause & Company, LLP by the shareholders, the audit committee may in its discretion direct the appointment of new independent auditors at any time during the year without notice to, or the consent of, the shareholders, if the audit committee determines that such a change would be in the best interests of the Company and its shareholders.

Fees Billed to Company by Independent Auditors

     Audit Fees. For fiscal year 2003, Virchow, Krause & Company, LLP billed the Company $9,575 for professional services rendered for the audit of the Company’s annual financial statements and the review of the Company’s interim financial statements. For fiscal year 2002, Virchow, Krause & Company, LLP billed the Company $21,980 for professional services rendered for the audit of the Company’s annual financial statements and the review of the Company’s interim financial statements.

     Audit-Related Fees. For fiscal year 2003, Virchow, Krause & Company, LLP billed the Company $11,754 for professional services rendered for assurance and related services reasonably related to the audit and review of the Company’s annual and interim financial statements but not reported under the above “Audit Fees” caption. These fees resulted from audit services rendered in connection with a potential acquisition. For fiscal year 2002, Virchow, Krause & Company, LLP billed the Company $1,625 for such services, which resulted from review of and response to comments from the U.S. Securities and Exchange Commission.

     Tax Fees. For fiscal year 2003, Virchow, Krause & Company, LLP billed the Company $5,560 for professional services rendered for tax compliance, tax advice and tax planning. For fiscal year 2002, Virchow, Krause & Company, LLP billed the Company $175 for tax-compliance services.

     All Other Fees. For fiscal years 2003 and 2002, Virchow, Krause & Company, LLP did not bill the Company for any professional non-audit and non-tax-related products and services. No services in connection with appraisal or valuation, fairness opinions or contributions-in-kind reports were rendered by Virchow, Krause & Company, LLP during the referenced time period.

     The audit committee of the Board of Directors has reviewed the services provided by Virchow, Krause & Company, LLP during fiscal year 2003 and the fees billed therefor, and after consideration has determined that the receipt of these fees by Virchow, Krause & Company, LLP is compatible with the provision of independent audit services. The audit committee discussed these services and fees with Virchow, Krause & Company, LLP and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the American Institute of

Certified Public Accountants and by the U.S. Securities and Exchange Commission to implement the Sarbanes-Oxley Act of 2002.

Pre-approval Policy

     The policy of the Company’s audit committee is to review and pre-approve both audit and non-audit services to be provided by the independent auditors (other than with certain de minimis exceptions permitted by the Sarbanes-Oxley Act of 2002). This duty may be delegated to one or more designated members of the audit committee with any such approval reported to the committee at its next regularly scheduled meeting. Approval of non-audit services shall be disclosed to investors in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934, as amended. 100% of the fees paid to Virchow, Krause & Company, LLP were pre-approved by the Company’s full Board of Directors in lieu of the audit committee.

Voting Procedures

     At the annual meeting, the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the meeting, or (2) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the meeting, is required for the ratification of the Company’s appointment of Virchow, Krause & Company, LLP as the Company’s independent auditors. A shareholder who abstains with respect to this proposal is considered to be present and entitled to vote on the proposal at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote on the proposal, shall not be considered present and entitled to vote on the proposal. If a proxy is signed and returned without indicating any voting instructions, the shares represented by such proxy will be voted FOR the proposed ratification.

     THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE RATIFICATION OF THE SELECTION OF VIRCHOW, KRAUSE & COMPANY, LLP AS THE COMPANY’S INDEPENDENT AUDITORS AND A VOTE “FOR” THIS PROPOSAL.

INCREASE IN NUMBER OF SHARES AUTHORIZED
FOR ISSUANCE UNDER THE COMPANY’S
ARTICLES OF INCORPORATION
(Proposal Three)

     Following the Company’s one-for-three reverse stock split effective as of December 2, 2003, the number of shares of capital stock authorized for issuance decreased from 50,000,000 to 16,666,666. The Board of Directors has unanimously approved, and recommends to the shareholders, an amendment to the Company’s articles of incorporation that would increase the number of shares of capital stock authorized for issuance to 100,000,000.

     The Board of Directors believes that an increase in the Company’s authorized share capital to 100,000,000 shares will provide the Company with greater flexibility in raising additional capital by making additional shares available for issuance without further action by the shareholders, in such transactions and at such times as the Board of Directors may approve, whether in public or private offerings. Since the Company’s articles of incorporation do not provide the shareholders with preemptive rights, the rights of the existing shareholders may, depending on the particular circumstances in which additional shares of capital stock are issued, be diluted by such issuances. Although the Company is unaware of any specific effort to obtain control of the Company, the increased authorized shares could be used (i) to make an attempt to effect a merger or other change in control more difficult and less likely or (ii) to dilute the interest of a party attempting to obtain control of the Company. The resolutions of the Board of Directors setting forth the proposed amendment are attached as Annex A to this proxy statement.

Voting Procedures

     At the annual meeting, the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the meeting, or (2) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the meeting, is required for approval of the proposed amendment to the Company’s articles of incorporation. A shareholder who abstains with respect to the proposed amendment is considered to be present and entitled to vote on the proposed amendment at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote on the proposed amendment, shall not be considered present and entitled to vote on this proposal. If a proxy is signed and returned without indicating any voting instructions, the shares represented by such proxy will be voted FOR the proposed amendment. As soon as practicable after such vote has been taken and certified, the amendment will be filed with the Minnesota Secretary of State and will thereupon become effective.

     THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE AMENDMENT AND A VOTE “FOR” THIS PROPOSAL.

INCREASE IN NUMBER OF SHARES
OF COMMON STOCK RESERVED FOR ISSUANCE
UNDER THE 1999 NON-QUALIFIED STOCK OPTION PLAN
(Proposal Four)

     In 1999, the Board of Directors adopted, subject to shareholder approval, the 1999 Non-Qualified Stock Option Plan (the “1999 Plan”). Subsequently, the shareholders approved the 1999 Plan, as submitted and adopted by the Board of Directors, at the annual meeting of the Company’s shareholders held on May 23, 2000.

     On April 18, 2000, the Board of Directors approved an amendment to the 1999 Plan to increase the number of shares reserved for issuance thereunder by 200,000 shares (bringing the total number of shares reserved for issuance thereunder to 600,000), subject to approval by the Company’s shareholders. This amendment was approved by the shareholders at the above-referenced shareholder meeting held on May 23, 2000. Effective upon the Company’s one-for-three reverse stock split on December 2, 2003, the total number of shares reserved for issuance under the 1999 Plan was reduced to 200,000. Effective as of July 15, 2004, the Board of Directors approved amendments to the 1999 Plan to conform the 1999 Plan document with the Company’s name change to “Spectre Gaming, Inc.” (from “OneLink, Inc.,” the Company’s former name until January 12, 2004, on which date the Company’s name was changed pursuant to a short-form merger as allowed under Minnesota corporate law). A complete text of the 1999 Plan, as amended, and as proposed to be amended at the annual meeting, is set forth in Annex B to this proxy statement. The brief summary of the 1999 Plan that follows is qualified in its entirety by reference to the complete text contained in Annex B.

     If this proposal is approved by the shareholders, the Company anticipates that, in accordance with the 1999 Plan, only Company officers and directors will receive options pursuant to the 1999 Plan. Moreover, if this proposal is approved by the shareholders, the Company is obligated to issue to Russell Mix options to purchase 16,667 shares of common stock pursuant to an existing stock option agreement executed and delivered in connection with Mr. Mix’s appointment to the Company’s Board of Directors.

General

     The Board of Directors believes that the grant of stock options is a desirable and useful means to strengthen further management’s alignment with shareholder interests, and retain competent personnel by furnishing incentives to officers and directors whose efforts are important to the Company’s success. The 1999 Plan is administered by the Board of Directors or a committee thereof (the “Administrator”) having full power and authority to administer and interpret the 1999 Plan, and to make rules, regulations and guidelines with respect to the 1999 Plan.

     The 1999 Plan provides that the Administrator may grant Company officers and directors non-qualified options to purchase shares of the Company’s common stock. In this regard, the 1999 Plan confers authority on the Administrator to determine the number and purchase price of the shares of common stock subject to the option, the term of each option and the specific time or times during such term when the option or any portion thereof is exercisable. The Board of Directors has not created a committee to act as the Administrator and, accordingly, the Board of Directors itself administers the 1999 Plan.

     The purchase price for each option may be paid in cash, by personal check, certified check, or by the delivery of shares of the Company’s common stock valued at their fair market value at the time of purchase or the withholding, from the number of shares issuable upon the option’s exercise, of shares of common stock whose fair market value equals the purchase price.

     The Administrator may permit an optionee to transfer any or all non-qualified options granted under the 1999 Plan to any member of such optionee’s “immediate family” as that term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, as amended. In such case, however, the optionee may not receive consideration for the transfer.

     The Board of Directors may amend or discontinue the 1999 Plan at any time. Nevertheless, no such amendment or discontinuance may, subject to adjustment in the event of a merger, recapitalization, or other corporate restructuring, (a) change or impair, without the consent of the recipient thereof, an option previously granted, (b) materially increase the maximum number of shares subject to the 1999 Plan, (c) change the designation of the class of employees eligible to receive options, (d) decrease the price at which options may be granted, or (e) materially increase the benefits accruing to participants, without the approval of the Company’s shareholders (but only if such approval is required for compliance with the requirements of any applicable law or regulation).

     Unless otherwise provided in any stock option agreement made pursuant to the 1999 Plan, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets or through a merger, consolidation, exchange, reorganization or liquidation, all outstanding options shall become immediately exercisable, whether or not such options were exercisable prior to any such transaction. Nevertheless, if the acquiring party in the transaction seeks to have the transaction accounted for on a “pooling-of-interests” basis and, in the opinion of the Company’s independent auditors, accelerating the exercisability of options would preclude a pooling of interests under generally accepted accounting principles, then the exercisability of options shall not accelerate. Additionally, in the event a pooling-of-interests transaction precludes the acceleration of the exercisability of outstanding options, the Board of Directors may provide for one or more of the following: (a) the complete termination of the 1999 Plan and cancellation of outstanding options not exercised on or before a date to be specified by the Board of Directors; (b) persons holding such options shall receive cash in an amount equal to the fair market value of the stock underlying such option on the date immediately preceding the date of the transaction over the per-share option price of such options; or (c) the continuation of the 1999 Plan with respect to the exercise of options outstanding as of the date of adoption by the Board of Directors of such plan for such transaction and provide to such option holders the right to exercise their respective options as to an equivalent number of shares of the corporation succeeding the Company as a result of the transaction.

Federal Income-Tax Consequences

     The following discussion sets forth certain United States income-tax considerations in connection with the ownership of common stock. These tax considerations are stated in general terms and are based on the Internal Revenue Code of 1986, as amended (the “Code”), and judicial and administrative interpretations thereof. This discussion does not address state or local tax considerations with respect to the ownership of common stock. Moreover, the tax considerations relevant to ownership of the common stock may vary depending on a holder’s particular situation.

     Under existing provisions of the Code, a participant who receives a stock option under the 1999 Plan that is subject to restrictions creating a “substantial risk of forfeiture” (within the meaning of Code Section 83) will not normally realize any income, nor will the Company normally receive any deduction, for federal income-tax purposes in the year such option is granted. When a non-qualified stock option granted pursuant to the 1999 Plan is exercised, (a) the participant will realize ordinary income measured by the difference between the aggregate purchase price of the shares of common stock as to which the option is exercised and the aggregate fair market value of shares of the common stock on the exercise date, and (b) the Company will be entitled to a deduction in the year the option is exercised equal to the amount the participant is required to treat as ordinary income.

     If the exercise price of an option is paid by surrender of previously owned shares, the basis of the shares received in replacement of the previously owned shares is carried over. This gain will be added to the basis of the shares received in replacement of the previously owned shares.

Voting Procedures

     At the annual meeting, the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the meeting, or (2) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the meeting, is required for approval of the proposed increase in the number of shares of common stock reserved for issuance under the 1999 Plan. A shareholder who abstains with respect to this proposal is considered to be present and entitled to vote on the proposal at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote on this proposal, shall not be considered present and entitled to vote on the proposal. If a proxy is signed and returned without indicating any voting instructions, the shares represented by such proxy will be voted FOR this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE 1999 PLAN, AND RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

APPROVAL OF
2004 STOCK OPTION PLAN
(Proposal Five)

     In July 2004, the Board of Directors approved and adopted the Company’s 2004 Stock Option Plan (the “2004 Plan”) in the form attached hereto as Annex C. There are 2,000,000 shares of the Company’s common stock reserved for issuance under the 2004 Plan. As of the date of this proxy statement, no stock options have been granted under the 2004 Plan. Shareholder approval of the 2004 Plan is required in order for the Company to issue incentive stock options which receive special tax treatment under the Code. If this proposal is approved by the shareholders, Company officers, directors, employees and consultant will be eligible to receive options pursuant to the 2004 Plan. The brief summary of the 2004 Plan that follows is qualified in its entirety by reference to the complete text contained in Annex C.

General

     The 2004 Plan provides for the grant of both incentive and non-statutory stock options. Incentive stock options granted under the 2004 Plan are intended to qualify as “incentive stock options” within the meaning of Code Section 422. Non-statutory stock options granted under the 2004 Plan will not qualify as incentive stock options under the Code. See “Federal Income-Tax Consequences” below for a discussion of the tax treatment of options.

     The Board of Directors adopted the 2004 Plan to provide a means by which Company employees, directors, officers and consultants may be given an opportunity to purchase stock in the Company, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company.

Administration

     The Board of Directors administers the 2004 Plan. Subject to the provisions of the 2004 Plan, the Board of Directors has the power to construe and interpret the 2004 Plan and to determine the persons to whom and the dates on which options will be granted, the number of shares of common stock to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration and other terms of the option.

     The Board of Directors has the power to delegate administration of the 2004 Plan to a committee of the Board of Directors. At the discretion of the Board of Directors, any committee may consist solely of two or more “outside directors” in accordance with Code Section 162(m) and/or solely of two or more non-employee directors in accordance with Rule 16b-3 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). The regulations under Code Section 162(m) require that directors serving as members of any administering committee must be “outside directors.” The 2004 Plan provides that, in the Board of Director’s discretion, directors serving on the committee may be “outside directors” within the meaning of Code Section 162(m). This limitation would exclude from any such committee directors who are (i) current employees of the Company or an affiliate, (ii) former employees of the Company or an affiliate receiving compensation for past services (other than benefits under a tax-qualified pension), (iii) current and former officers of the Company or an affiliate, (iv) directors currently receiving direct or indirect remuneration from the Company or an affiliate in any capacity (other than as a director), and (v) any other person who is otherwise not considered an “outside director” for purposes of

Code Section 162(m). The definition of an “outside director” under Code Section 162(m) is generally narrower than the definition of a “non-employee director” under Rule 16b-3 of the Exchange Act.

Eligibility

     Incentive stock options may be granted under the 2004 Plan only to employees (including officers) of the Company and its affiliates. Employees (including officers), directors, and consultants of both the Company and its affiliates are eligible to receive non-statutory stock options under the 2004 Plan. No incentive stock option may be granted under the 2004 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than ten percent of the total combined voting power of the Company or any affiliate of the Company, unless the exercise price of such stock option is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time by an optionholder during any calendar year (under the 2004 Plan) may not exceed $100,000. No employee may be granted options under the 2004 Plan exercisable for more than 1,000,000 shares of common stock during any calendar year.

Terms of Options

     The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases, may not be less than 110% of such fair market value. The exercise price of non-statutory options may not be less than 100% of the fair market value of the stock on the date of grant.

     The exercise price of options granted under the 2004 Plan must be paid either in cash at the time the option is exercised or, at the discretion of the Board of Directors at the time of the grant of the option, (i) by delivery of other Company common stock, or (ii) in any other form of legal consideration acceptable to the Board of Directors. In the event of a decline in the value of the Company’s common stock, the Board of Directors has the authority, without prior shareholder approval, to replace outstanding higher-priced options with new lower-priced options.

     Options granted under the 2004 Plan may become exercisable in cumulative increments as determined by the Board of Directors. Shares covered by options granted under the 2004 Plan may be subject to different vesting terms. The Board of Directors has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the 2004 Plan may permit exercise prior to vesting, but in such event the optionholder may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase unvested shares, generally at their exercise price, should the optionholder’s employment by, or service as a director or consultant to, the Company or an affiliate terminate before vesting. To the extent provided by the terms of an option, an optionholder may satisfy any federal, state or local tax-withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionholder, by delivering then-owned Company common stock or by a combination of these means.

     The maximum term of options under the 2004 Plan is ten years, except that in certain cases the maximum term is five years. Subject to the discretion of the Board of Directors, options under the 2004 Plan generally terminate pursuant to provisions contained in each optionholder’s agreement with the Company. Nevertheless, no option may remain exercisable or continue to vest beyond its expiration date, and any incentive stock option that remains unexercised more than one year following termination by reason of death or disability, or more than three months following termination for other reasons, will be deemed a non-statutory stock option.

     The option term generally is not extended in the event that exercise of the option within its term is prohibited. An optionholder’s option agreement may provide that if the exercise of the option following the termination of the optionholder’s service would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act of 1933, as amended, then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months after the termination of the optionholder’s service during which the exercise of the option would not be in violation of such registration requirements.

Restrictions on Transfer

     With certain limited exceptions, the optionholder may transfer a stock option upon death by will or by the laws of descent and distribution, and may transfer a stock option during the optionholder’s lifetime only to the optionholder’s spouse, children, grandchildren or parents (“Family Members”), to trusts benefiting the Family Members, to partnerships or limited liability companies of which Family Members are the only equity owners, or to entities exempt from federal income taxation pursuant to Code Section 501(c)(3). During the lifetime of the optionholder, only the optionholder, his or her legal guardian, or a permitted transferee may exercise an incentive stock option.

Adjustment Provisions

     Transactions not involving receipt of consideration by the Company, such as a recapitalization, reorganization, stock dividend or stock split may change the class and number of shares of common stock subject to the 2004 Plan and outstanding options. In that event, the 2004 Plan will be appropriately adjusted as to the class and the maximum number of shares of common stock subject to the 2004 Plan and limitations imposed by Code Section 162(m), and outstanding options will be adjusted as to the class, number of shares and price per share of common stock subject to such options.

Effect of Certain Corporate Events

     The 2004 Plan provides that, in the event of a sale of substantially all of the assets of the Company or certain types of mergers (a “Corporate Transaction”), unless an optionholder’s option agreement specifically provides otherwise, the Board of Directors is authorized to take any of the following actions in its sole discretion: (a) terminate the 2004 Plan and all options (and other incentives) granted pursuant thereto and grant to vested optionholders in lieu thereof the right to receive securities, assets or cash as if the options had been exercised immediately prior to the Corporate Transaction; (b) grant to vested optionholders the right to receive securities, assets or cash whose fair market value equals the excess, if any, of the fair market value of the common stock issuable upon exercise of the option over the option exercise price; (c) provide or require, as part of the Corporate Transaction, that the 2004 Plan or a replacement thereof shall continue with respect to options (and other incentives) not terminated by the Board of Directors in its sole discretion, and that substantially equivalent replacement options (or other incentives) be granted in lieu thereof; and/or (d) provide that all unvested or restricted options and incentives be terminated, or provide for the acceleration of any vesting or lapse of any restrictions.

Duration, Amendment and Termination

     Unless sooner terminated, the 2004 Plan will terminate on the tenth anniversary of the date of shareholder approval of the Plan. The Board of Directors may suspend or terminate the 2004 Plan without shareholder approval or ratification at any time or from time to time, and may also amend the 2004 Plan at any time or from time to time. Nevertheless, no amendment will be effective unless approved by the shareholders within 12 months before or after its adoption by the Board of Directors if the amendment would (i) modify the requirements as to eligibility for participation (to the extent such modification requires shareholder approval in order for the 2004 Plan to satisfy Code Section 422, if applicable, or Rule 16b-3 of the Exchange Act); (ii) increase the number of shares reserved for issuance upon exercise of options; or (iii) change any other provision of the 2004 Plan in any other way if such modification requires shareholder approval in order to comply with Rule 16b-3 of the Exchange Act or satisfy the requirements of Code Section 422 or any listing requirements of an applicable securities market or exchange. The Board of Directors may submit any other amendment to the 2004 Plan for shareholder approval, including but not limited to amendments intended to satisfy the requirements of Code Section 162(m) regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

Federal Income-Tax Consequences

     Long-term capital gains currently are generally subject to lower tax rates than ordinary income or short-term capital gains. The maximum long-term capital-gains rate for federal income-tax purposes is currently 15% while the maximum ordinary-income rate and short-term capital-gains rate is effectively 35%. Slightly different rules may apply to optionholders who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

     Incentive stock options under the 2004 Plan are intended to be eligible for the favorable federal income-tax treatment given to “incentive stock options” under the Code. There generally are no federal income-tax consequences to the optionholder or the Company by reason of the grant or exercise of an incentive stock option. Nevertheless, the exercise of an incentive stock option may increase the optionholder’s alternative minimum tax liability, if any.

     If an optionholder holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionholder upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss. Generally, if the optionholder disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the optionholder will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (ii) the optionholder’s actual gain, if any, on the purchase and sale. The optionholder’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

     To the extent the optionholder recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Code Section 162(m) and the satisfaction of a tax-reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

     In the case of non-statutory stock options granted under the 2004 Plan, there are no tax consequences to the optionholder or the Company by reason of the grant of a non-statutory stock option. Upon exercise of a non-statutory stock option, the optionholder normally will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the date of exercise over the option exercise price. Nevertheless, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Code Section 162(m) and the satisfaction of a tax-reporting obligation, the Company will generally be entitled to a business-expense deduction equal to the taxable ordinary income realized by the optionholder.

     Upon disposition of the stock, the optionholder will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option (or vesting of the stock). Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionholders who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

     Code Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1,000,000. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year. Certain kinds of compensation, however, including qualified “performance-based compensation,” are disregarded for purposes of this deduction limitation. In accordance with regulations issued under Code Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the option is granted by a compensation committee comprised solely of “outside directors” and either (i) the plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the shareholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant, or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by shareholders.

Voting Procedures

     At the annual meeting, the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the meeting, or (2) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the meeting, is required for approval of the 2004 Plan. A shareholder who abstains with respect to this proposal is considered to be present and entitled to vote on the proposal at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote on this proposal, shall not be considered present and entitled to vote on the proposal. If a proxy is signed and returned without indicating any voting instructions, the shares represented by such proxy will be voted FOR this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE 2004 PLAN, AND RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

VOTING SECURITIES AND
PRINCIPAL HOLDERS

     The Company has outstanding one class of voting securities, common stock, $0.01 par value, of which 11,001,784 shares were outstanding as of the close of business on July 27, 2004. Each share of common stock is entitled to one vote on all matters put to a vote of shareholders.

     The following table sets forth certain information regarding beneficial ownership of the Company’s common stock as of July 27, 2004, by (i) each person known by the Company to be the beneficial owner of more than five percent of the Company’s outstanding common stock, (ii) each director, (iii) each executive officer named in the Summary Compensation Table, and (iv) all executive officers and directors as a group. Unless otherwise indicated, the address of each of the following persons is 800 Nicollet Mall, Suite 2690, Minneapolis, Minnesota 55402, and each such person has sole voting and investment power with respect to the shares of common stock set forth opposite each of their respective names.

		Percent of
	Number of Shares	Outstanding
Name and Address of Shareholder	Beneficially Owned(1)	Shares(1)
Paul F. Lidsky(2)	12,400	*
18715 24th Avenue N. Plymouth, Minnesota 55447
Ronald E. Eibensteiner (3)	1,863,246	16.9%
Brian D. Niebur (4)	166,666	1.5%
Russell Mix(5)	80,833	*
1400 West Burbank Blvd. Burbank, California 91506
All current executive officers and	2,110,745	18.82%
directors as a group (three persons) (6)
Perkins Capital Management, Inc.(7)	2,489,208	22.6%
730 East Lake St. Wayzata, Minnesota 55391
D. Bradly Olah (8)	1,242,833	11.3%
5950 County Rd. 101 Plymouth, Minnesota 55446
Wayne W. Mills(9)	996,000	9.0%
5020 Blake Rd. S. Edina, Minnesota 55436
Morgan Street Partners, LLC (10)	1,619,913	14.7%
Pandora Select Partners, L.P. (11)	640,000	5.7%
c/o Whitebox Advisors, LLC 3033 Excelsior Blvd., Suite 300 Minneapolis, Minnesota 55416
Gary Watkins (12)	800,000	7.3%
1611 S. Yutica, No. 194 Tulsa, Oklahoma 79104

* less than 1%

(1)	Beneficial ownership is determined in accordance with the rules of the U.S. Securities and Exchange Commission, and includes general voting power and/or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of the record rate are deemed outstanding for computing the beneficial ownership percentage of the person holding such options or warrants but are not deemed outstanding for computing the beneficial ownership percentage of any other person. Except as indicated by footnote, the persons named in the table above have the sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)	Includes 66 shares of common stock held indirectly by Mr. Lidsky. Mr. Lidsky’s current address is not known.

(3)	Includes the following: (i) 243,333 shares held by Wyncrest Capital, Inc., a corporation that is wholly owned by Mr. Eibensteiner; and (ii) 1,619,913 shares held by Morgan Street Partners, LLC, of which Mr. Eibensteiner is the sole executive officer. Mrs. Eibensteiner also holds 92,666 shares in her IRA. Mr. Eibensteiner disclaims beneficial ownership of the shares held in the IRA for the benefit of his spouse and these shares are not included in the totals on the table above and are noted here for information only.

(4)	Includes 133,333 shares which Mr. Niebur may purchase under currently exercisable options for Spectre’s common stock.

(5)	Includes 80,833 shares which Mr. Mix may purchase under currently exercisable options for Spectre’s common stock.

(6)	Includes Messrs. Eibensteiner, Mix and Niebur.

(7)	As disclosed in a Schedule 13G/A filed on June 7, 2004, Perkins Capital Management, Inc. has sole power to vote or direct the vote for 883,499 shares and sole power to dispose of or direct the disposition of all shares listed in the table as beneficially owned by it.

(8)	As disclosed in a Form 4 filed on May 20, 2004 and includes: (i) 166,666 shares owned by Mr. Olah’s spouse; and (ii) 2,500 shares owned by Brad Olah Motorsports, a corporation wholly owned Mr. Olah. Does not include 21,000 shares owned by a trust for Mr. Olah’s minor children. Mr. Olah is not a trustee of such trust and disclaims beneficial ownership of these shares.

(9)	Includes warrants to purchase up to 100,000 shares issued to Blake Advisors, LLC, an investment-advisory firm beneficially owned by Mr. Mills.

(10)	As disclosed in a Schedule 13D/A filed on January 22, 2004, Morgan Street Partners, LLC has sole power to vote or direct the vote for and sole power to dispose of or direct the disposition of all shares listed in the table as beneficially owned by it. Morgan Street Partners, LLC, is a limited liability company, which is owned by Mr. Eibensteiner’s spouse and daughter, beneficially owns 1,619,913 shares.

(11)	Includes up to 440,000 shares of common stock issuable upon conversion of convertible promissory notes and 200,000 shares of common stock issuable upon exercise of currently exercisable warrants.

(12)	Includes 800,000 restricted shares of common stock subject to certain forfeiture restrictions.

CERTAIN TRANSACTIONS

     The Company paid an aggregate of $60,942 for rent, consulting services and overhead expenses to a corporation wholly owned by the Company’s Chairman of the Board. The same corporation also employs another director of the Company. Management believes that all of the above-described transactions were conducted on terms no less favorable to the Company than could be obtained from unrelated third parties.

     In February 2004, the Company entered into a consulting with D. Bradly Olah, a greater-than-five-percent shareholder of the Company. Pursuant to the consulting agreement, Mr. Olah received $12,500 per month for four months (ending as of May 31, 2004) in exchange for general consulting services. On June 1, 2004, the Company entered into a new consulting agreement with Mr. Olah providing for payments of $12,500 per month for a two-year term. In connection with the new consulting agreement, Mr. Olah received options to purchase up to 300,000 shares of the Company’s common stock at an exercise price of $2.15 per share (the fair value of the stock on the date of grant). Beginning on June 15, 2005, the option vests in 100,000-share increments on each June 15 through 2007, and has a ten-year term during which the options must be exercised or forfeited.

     On May 20, 2004, the Company closed on a $1.1 million loan from Pandora Select Partners L.P., a British Virgin Islands limited partnership. In exchange for the loan proceeds, the Company issued a convertible promissory note in favor of Pandora. In connection with this financing, the Company issued two three-year warrants to Blake Advisors, LLC, a Minnesota limited liability company wholly owned by Wayne W. Mills, a greater-than-five-percent shareholder of the Company. The warrants were issued in exchange for financial-advisory services rendered by Blake Advisors. One warrant grants Blake Advisors the right to obtain up to 50,000 shares of the Company’s common stock at an exercise price of $2.50 per share, and the second warrant grants Blake Advisors the right to obtain up to 50,000 shares of the Company’s common stock at an exercise price of $3.00 per share.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons owning more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership of such securities with the U.S. Securities and Exchange Commission. Officers, directors and greater-than-ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on our review of the copies of Forms 3, 4 and 5 and the amendments thereto received by the Company for the year ended December 31, 2003, or written representations from certain reporting persons that no Forms 5 were required to be filed by those persons, we believe that during the period ended December 31, 2003, all filing requirements were complied with by our executive officers, directors and beneficial owners of more than ten percent of the common stock, except for the following: (a) Mr. Eibensteiner reported a purchase by Morgan Street Partners, LLC and his spouse’s IRA that took place on September 29, 2003 on a Form 4 filed on October 2, 2003; (b) Mr. Mix was appointed to the Board effective November 17, 2003 and filed his Form 3 on February 12, 2004. Mr. Mix also reported an option granted on November 17, 2003 on a Form 4 filed on February 13, 2004; and (c) Mr. Olah reported a purchase made on December 31, 2003 by a trust for the benefit of his minor children and a series of purchases made during the month of May on a Form 4 filed on May 20, 2004.

SHAREHOLDER PROPOSALS

General

     Any shareholder desiring to submit a proposal for action by the shareholders at the next annual meeting must submit such proposal in writing to Brian D. Niebur, Chief Financial Officer, Spectre Gaming, Inc., 800 Nicollet Mall, Suite 2690, Minneapolis, Minnesota 55402, by April 1, 2005. Due to the complexity of the respective rights of the shareholders and the Company in this area, any shareholder desiring to propose such an action is advised to consult with his or her legal counsel with respect to such rights. The Company recommends that any such proposal be submitted by certified mail, return-receipt requested.

Discretionary Proxy Voting Authority / Untimely Stockholder Proposals

     Rule 14a-4(c) promulgated under the Securities and Exchange Act of 1934, as amended, governs the Company’s use of its discretionary proxy voting authority with respect to a shareholder proposal that the shareholder has not sought to include in the Company’s proxy statement. The rule provides that if a proponent of a proposal fails to notify the Company of the proposal at least 45 days before the date of mailing of the prior year’s proxy statement, then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter required in the proxy statement.

     With respect to the Company’s 2005 annual shareholder meeting, if the Company is not provided notice of a shareholder proposal, which the shareholder has not previously sought to include in the Company’s proxy statement, by June 18, 2005, management proxies will be allowed to use their discretionary authority as indicated above.

SOLICITATION

     The Company will bear the cost of preparing, assembling and mailing the proxy, proxy statement, annual report and other material which may be sent to the shareholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they will be reimbursed by the Company for their expenses in doing so. Proxies are being solicited personally, by telephone, by telegram or by special letter.

     The Board of Directors does not intend to present to the meeting any other matter not referred to above and does not presently know of any matters that may be presented to the meeting by others. Nevertheless, if other matters do come before the meeting, it is the intent of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment.

By Order of the Board of Directors

/s/ Russell Mix

Russell Mix, President and Chief Executive Officer

Annex A

RESOLUTIONS OF THE BOARD OF DIRECTORS
OF SPECTRE GAMING, INC.

(adopted as of July 15, 2004)

     WHEREAS, the Board believes it is in the Corporation’s best interests to amend its articles of incorporation to provide for an increase in the number of shares of capital stock authorized for issuance;

     NOW, THEREFORE, BE IT HEREBY RESOLVED: that the Board approves and recommends to the shareholders for their approval at the 2004 Annual Meeting, an amendment to the Corporation’s articles of incorporation pursuant to which the total number of shares of capital stock authorized for issuance shall be increased to 100,000,000, in the form of Articles of Amendment attached hereto as Exhibit A; and

     FURTHER RESOLVED, upon the approval of the Articles of Amendment, the Corporation’s officers are authorized and directed to execute such Articles of Amendment and cause the same to be filed with the office of the Minnesota Secretary of State.

A-1

Exhibit A

ARTICLES OF AMENDMENT

OF

SPECTRE GAMING, INC.

     The Undersigned, President and Chief Executive Officer of Spectre Gaming, Inc., a Minnesota corporation (the “Corporation”), hereby certifies that the following Articles of Amendment have been duly adopted by the Corporation’s board of directors and shareholders pursuant to the provisions of the Minnesota Business Corporation Act (the “Act”).

     1. The name of the Corporation is: Spectre Gaming, Inc.

     2. Article III of the Corporation’s Articles of Incorporation is hereby amended to read in its entirety as follows:

     3.1 Authorized Shares.

     A. The Corporation is authorized to issue one hundred million (100,000,000) shares of capital stock, having a par value of one cent ($.01) per share.

     B. In addition to any and all powers conferred upon the Corporation’s board of directors by the laws of the State of Minnesota, the board of directors shall have the authority to establish by resolution more than one class or series of common stock, common or preferred, and to fix the relative rights, restrictions and preferences of any such different classes or series, and to issue shares of a class or series to another class or series to effectuate share dividends, splits or conversions of the Corporation’s outstanding shares. Unless otherwise expressly specified by the board of directors, all shares issued by the Corporation shall be shares of common stock.

     C. The board of directors shall also have the authority to issue rights to convert any of the Corporation’s securities into shares of stock of any permitted class or classes, the authority to issue options to purchase or subscribe for shares of stock of any permitted class or classes, and the authority to issue share-purchase or subscription warrants or any other evidence of such option rights which set forth the terms, provisions and conditions thereof, including the price or prices at which such shares may be subscribed for or purchased. Such options, warrants and rights may be transferable or nontransferable and separable or inseparable from the Corporation’s other securities. The board of directors is authorized to fix the terms, provisions and conditions of such options, warrants and rights, including the conversion basis or bases and the option price or prices at which shares may be subscribed for or purchased.

     3. These articles of amendment have been adopted pursuant to the Act, as defined above.

     In Witness Whereof, the undersigned has hereunto set his hand this                    day of                    , 2004.

Russell Mix, President and Chief Executive Officer

A-2

Annex B

SPECTRE GAMING, INC.
1999 NON-QUALIFIED STOCK OPTION PLAN

SECTION 1.
DEFINITIONS

As used herein, the following terms shall have the meanings indicated below:

     (a) “Committee” shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. As long as the Company’s securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, then, to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a “non-employee director.” For purposes of this Section 1(a), “non-employee director” shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

     (b) The “Company” shall mean Spectre Gaming, Inc., a Minnesota corporation.

     (c) “Fair Market Value” as of any day shall mean (i) if such stock is reported by the Nasdaq National Market or Nasdaq SmallCap Market or is listed upon an established stock exchange or exchanges, the reported closing price of such stock by the Nasdaq National Market or Nasdaq SmallCap Market or on such stock exchange or exchanges on such date or, if no sale of such stock shall have occurred on such date, on the next preceding day on which there was a sale of stock; (ii) if such stock is not so reported by the Nasdaq National Market or Nasdaq SmallCap Market or listed upon an established stock exchange, the average of the closing “bid” and “asked” prices quoted by the National Quotation Bureau, Inc. (or any comparable reporting service) on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to the Company’s Common Stock.

     (d) The “Internal Revenue Code” is the Internal Revenue Code of 1986, as amended from time to time.

     (e) “Option Stock” shall mean Common Stock of the Company (subject to adjustment as described in Section 12) reserved for options pursuant to this Plan.

     (f) The “Optionee” means an officer or director (including an Outside Director) of the Company or any Subsidiary to whom a non-qualified stock option has been granted.

     (g ) “Outside Director” shall mean members of the Board who are not employees of the Company or any Subsidiary.

     (h) “Parent” shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company’s outstanding stock.

     (i) The “Plan” means the Spectre Gaming, Inc. 1999 Non-qualified Stock Option Plan, as amended hereafter from time to time, including the form of Option Agreements as they may be modified by the Board from time to time.

     (j) A “Subsidiary” shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.

SECTION 2.
PURPOSE

     The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the retention of competent personnel and by furnishing incentive to officers and directors upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree. It is the intention of the Company to carry out the Plan through the granting of “non-qualified stock options.”

SECTION 3.
EFFECTIVE DATE OF PLAN

     The Plan shall be effective as of January 20, 1999, the date of adoption by the Board of Directors.

SECTION 4.
ADMINISTRATION

     The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the “Board”) or by a Committee which may be appointed by the Board from time to time (collectively referred to as the “Administrator”). The Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described in the Plan) to determine, in its sole discretion, whether a non-qualified stock option shall be granted, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price and terms and conditions of each option. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from Optionee to Optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator’s interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

     No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

SECTION 5.
PARTICIPANTS

     The Administrator shall from time to time, at its discretion and without approval of the shareholders, designate those officers and directors (including Outside Directors) of the Company or of any Subsidiary to whom non-qualified stock options shall be granted. The Administrator may grant additional non-qualified stock options under this Plan to some or all participants then holding options or may grant options solely or partially to new participants. In designating participants, the Administrator shall also determine the number of shares to be optioned to each such participant. The Board may from time to time designate individuals as being ineligible to participate in the Plan.

SECTION 6.
STOCK

     The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Option Stock. Three hundred thousand (300,000) shares of Option Stock shall be reserved and available for options under the Plan; provided, however, that the total number of shares of Option Stock reserved for options under this Plan shall be subject to adjustment as provided in Section 12 of the Plan. In the event that any outstanding option under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Option Stock allocable to the unexercised portion of such option shall continue to be reserved for options under the Plan and may be optioned hereunder.

SECTION 7.
DURATION OF PLAN

     Non-qualified stock options may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board. Any non-qualified stock option granted prior to the termination of the Plan by the Board shall remain in full force and effect until the expiration of the option as specified in the written stock option agreement and shall remain subject to the terms and conditions of this Plan.

SECTION 8.
PAYMENT

     Optionees may pay for shares upon exercise of options granted pursuant to this Plan with cash, personal check, certified check, Common Stock of the Company valued at such Stock’s then Fair Market Value, or such other form of payment as may be authorized by the Administrator. The Administrator may, in its sole discretion, limit the forms of payment available to the Optionee and may exercise such discretion any time prior to the termination of the option granted to the Optionee or upon any exercise of the option by the Optionee.

     With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

SECTION 9.
TERMS AND CONDITIONS OF NON-QUALIFIED STOCK OPTIONS

     Each non-qualified stock option granted pursuant to this Section 9 shall be evidenced by a written Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

     (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the non-qualified stock option. Unless otherwise determined by the Administrator, the option price per share shall be one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option; provided, however, that the option price may not be less than eighty-five percent (85%) of the Fair Market Value of the Common Stock per share on the date of grant.

     (b) Term and Exercisability of Non-qualified Stock Option. The term during which any non-qualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator. The Option Agreement shall state when the non-qualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a non-qualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the stock option agreement. The Administrator may accelerate the exercisability of any non-qualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

     (c) Withholding. The Company or its Subsidiary shall be entitled to withhold and deduct from future wages of the Optionee all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Optionee’s exercise of a non-qualified stock option. In the event the Optionee is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Optionee to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock otherwise issuable to the Optionee as a result of the option’s exercise equal to the amount required to be withheld for tax purposes. Any stock elected to be withheld shall be valued at its Fair Market Value, as of the date the amount of tax to be withheld is determined under applicable tax law. The Optionee’s election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

     (d) Other Provisions. The Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 10.
TRANSFER OF OPTION

     The Administrator may, in its sole discretion, permit the Optionee to transfer any or all non-qualified stock options to any member of the Optionee’s “immediate family” as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Optionee’s “immediate family” or partnerships in which such family members are the only partners; provided, however, that the Optionee receives no consideration for the transfer and such transferred non-qualified stock option shall continue to be subject to the same terms and conditions as were applicable to such non-qualified stock option immediately prior to its transfer.

SECTION 11.
RECAPITALIZATION, SALE, MERGER, EXCHANGE
OR LIQUIDATION

     In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Option Stock reserved under Section 6 hereof and the number of shares of Option Stock covered by each outstanding option and the price per share thereof shall be automatically adjusted to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

     Unless otherwise provided in the stock option agreement, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture or liquidation of the Company (collectively referred to as a “transaction”), all outstanding options shall become immediately exercisable, whether or not such options had become exercisable prior to the transaction; provided, however, that if the acquiring party seeks to have the transaction accounted for on a “pooling of interests” basis and, in the opinion of the Company’s independent certified public accountants, accelerating the exercisability of such options would preclude a pooling of interests under generally accepted accounting principles, the exercisability of such options shall not accelerate. In addition to the foregoing, or in the event a pooling of interests transaction precludes the acceleration of the exercisability of outstanding options, the Board may provide for one or more of the following:

     (a) the complete termination of this Plan and cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Optionees a reasonable period of time in which to exercise the options prior to the effectiveness of such transaction);

     (b) that Optionees holding outstanding non-qualified options shall receive, with respect to each share of Option Stock subject to such options, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Option Stock on the date immediately preceding the effective date of such transaction over the option price per share of such options; provided that the Board may, in lieu of such cash payment, distribute to such Optionees shares of stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein; or

     (c) the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to

Optionees holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

The Board may restrict the rights of or the applicability of this Section 12 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 12.
SECURITIES LAW COMPLIANCE

     No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company’s counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Option Stock to Optionee, the Administrator may require Optionee to (i) represent that the shares of Option Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (ii) represent that Optionee shall not dispose of the shares of Option Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

     As a further condition to the grant of any non-qualified stock option or the issuance of Option Stock to Optionee, Optionee agrees to the following:

     (a) In the event the Company advises Optionee that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Optionee will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any non-qualified stock option granted to Optionee pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

     (b) In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any states securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any non-qualified stock option and the date on which such option must be exercised, provided that the Company gives Optionee prior written notice of such acceleration, and (ii) to cancel any options or portions thereof which Optionee does not exercise prior to or contemporaneously with such public offering.

     (c) In the event of a transaction (as defined in Section 12 of the Plan) which is treated as a “pooling of interests” under generally accepted accounting principles, Optionee will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Optionee is an “affiliate” (as defined in such applicable legal and accounting principles) at the time of the transaction, and Optionee will execute any documents necessary to ensure compliance with such rules.

     The Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 12.

SECTION 13.
RIGHTS AS A SHAREHOLDER

     An Optionee (or the Optionee’s successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 11 of the Plan).

SECTION 14.
AMENDMENT OF THE PLAN

     The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 11, shall impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the Optionee without the consent of the Optionee. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 11 hereof, (ii) change the designation of the class of employees eligible to receive options, (iii) decrease the price at which options may be granted, or (iv) materially increase the benefits accruing to Optionees under the Plan without the approval of the shareholders of the Company but only if such approval is required for compliance with the requirements of any applicable law or regulation.

SECTION 15.
NO OBLIGATION TO EXERCISE OPTION

     The granting of an option shall impose no obligation upon the Optionee to exercise such option. Further, the granting of an option hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the Optionee in its employ for any period.

Annex C

SPECTRE GAMING, INC.

2004 STOCK OPTION PLAN

     1. Purpose. The purpose of the 2004 Stock Option Plan (the “Plan”) of Spectre Gaming, Inc., a Minnesota corporation (the “Company”), is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives (variously referred to hereinafter as the “Incentives”) designed to attract, retain and motivate employees, directors and consultants. Incentives may consist of opportunities to purchase or receive shares of the Company’s common stock, $0.01 par value (the “Common Stock”), monetary payments, or both, on terms and conditions determined under this Plan.

     2. Administration.

     2.1 The Plan shall be administered by a committee of the Company’s board of directors (the “Committee”). The Committee shall consist of not less than two directors of the Company who shall be appointed from time to time by the Company’s board of directors. Each member of the Committee shall qualify both as a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the “Exchange Act”), and as an “outside director” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Committee shall have complete discretion and authority to determine all provisions of all Incentives awarded under the Plan (consistent with the terms of the Plan), interpret the Plan, and make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee’s decisions and matters relating to the Plan shall be final and conclusive for the Company and its participants. No member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentives granted under the Plan. The Committee will also have the authority under the Plan to amend or modify the terms of any outstanding Incentives in any manner; provided, however, that any such amended or modified terms are permitted by the Plan as then in effect, and any recipient of an Incentive adversely affected by such amended or modified terms has consented to such amendment or modification. No amendment or modification to an Incentive, however, whether pursuant to this Section 2 or any other provisions of the Plan, will be deemed to be a re-grant of such Incentive for purposes of this Plan. If at any time there is no Committee, then for purposes of the Plan the term “Committee” shall mean the Company’s board of directors.

     2.2 In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture, including a spinoff, or any other similar change in corporate structure or shares, (ii) any purchase, acquisition, sale or disposition of a significant amount of assets or a significant business, (iii) any change in accounting principles or practices, or (iv) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected recipient of an Incentive, amend or modify the vesting criteria of any outstanding Incentive based, in whole or in part, on the financial performance of the Company (or any subsidiary or division thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

     3. Eligible Participants. Employees of the Company or its subsidiaries, including officers and employees of the Company or its subsidiaries), directors and consultants, advisors or other independent contractors who provide services to the Company or its subsidiaries, including members of any advisory board, shall become eligible to receive Incentives under the Plan when designated by the Committee. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by Company officers or its subsidiaries and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such performance objectives may be delegated.

     4. Types of Incentives. Incentives under the Plan may be granted in any combination of the following forms: (a) incentive stock options and non-statutory stock options under Section 6; (b) stock-appreciation rights (“SARs”) under Section 7; (c) stock awards under Section 8; (d) restricted stock under Section 8; and (e) performance shares under Section 9.

     5. Shares Subject to the Plan.

     5.1 Subject to adjustment as provided in Section 10.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed 2,000,000 shares of Common Stock. Shares of Common Stock issued under the Plan or that are currently subject to outstanding Incentives will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.

     5.2 To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of an SAR pursuant to Section 7.4, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or upon the exercise of any related option. In the event that a stock option or SAR granted hereunder expires or is terminated or canceled unexercised or unvested as to any shares of Common Stock, such shares may again be issued under the Plan either pursuant to stock options, SARs or otherwise. In the event that shares of Common Stock are issued hereunder as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either as restricted stock, pursuant to stock awards or otherwise. The Committee may also determine to cancel, and agree to the cancellation of, stock options in order to make a participant eligible for the grant of a stock option at a lower price than the option to be canceled.

     6. Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. The Committee may designate whether an option is to be considered an incentive stock option or a non-statutory stock option. To the extent that any incentive stock option granted under the Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such incentive stock option will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a non-statutory stock option. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

     6.1 Price. The option price per share shall be determined by the Committee, subject to adjustment under Section 10.6.

     6.2 Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to adjustment as provided in Section 10.6. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises a SAR if any SAR is granted in conjunction with or related to the stock option. No individual may receive options to purchase more than 1,000,000 shares in any year.

     6.3 Term and Time for Exercise. Subject to earlier termination as provided in Section 10.4, the term of each stock option shall be determined by the Committee but shall not exceed ten (10) years and one day from the date of grant. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may in its discretion accelerate the exercisability of any stock option. Subject to the foregoing and with the approval of the Committee, all or any part of the shares of Common Stock with respect to which the right to purchase has accrued may be purchased by the Company at the time of such accrual or at any time or times thereafter during the term of the option.

     6.4 Manner of Exercise. Subject to the conditions contained in this Plan and in the agreement with the recipient evidencing such option, a stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The exercise price shall be payable (a) in United States dollars upon exercise of the option and may be paid by cash; uncertified or certified check; or bank draft; (b) at the discretion of the Committee, by delivery of shares of Common Stock already owned by the participant in payment of all or any part of the exercise price, which shares shall be valued for this purpose at the Fair Market Value (as defined in Section 10.13 below) on the date such option is exercised; or (c) at the discretion of the Committee, by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the exercise price and/or any related withholding-tax obligations, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Committee. Any shares of Common Stock delivered by a participant pursuant to clause (b) above must have been held by the participant for a period of not less than six (6) months prior to the exercise of the option, unless otherwise determined by the Committee. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a shareholder with respect to shares of Common Stock issuable under such stock option. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions declared as of a record date preceding the date on which a participant becomes the holder of record of shares of Common Stock acquired upon exercise of a stock option, except as the Committee may determine in its sole discretion.

     6.5 Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as incentive stock options (as such term is defined in Section 422 of the Code):

     (a) The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by any participant during any calendar year (under the Plan and any other incentive stock-option plans of the Company or any subsidiary or parent corporation of the Company) shall not exceed $100,000. The determination will be made by taking incentive stock options into account in the order in which they were granted.

     (b) Any certificate for an incentive stock option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as incentive stock options.

     (c) All incentive stock options must be granted within ten (10) years from the earlier of the date on which this Plan was adopted by board of directors or the date this Plan was approved by the Company’s shareholders.

     (d) Unless sooner exercised, all incentive stock options shall expire no later than ten (10) years after the date of grant. No incentive stock option may be exercisable after ten (10) years from its date of grant (or five (5) years from its date of grant if, at the time of grant, the participant owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

     (e) The exercise price for a share of Common Stock under an incentive stock options shall be not less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the date of grant; provided, however, that the exercise price shall be one hundred ten percent (110%) of the Fair Market Value if, at the time the incentive stock option is granted, the participant owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company.

     7. Stock-Appreciation Rights. An SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash, or any combination thereof, the amount of which is determined pursuant to the formula set forth in Section 7.4. An SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

     7.1 Number; Exercise Price. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 10.6. In the case of an SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option. The exercise price of an SAR will be determined by the Committee, in its discretion, at the date of grant but may not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the date of grant.

     7.2 Duration. Subject to earlier termination as provided in Section 10.4, the term of each SAR shall be determined by the Committee but shall not exceed ten (10) years and one day from the date of grant. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. The Committee may in its discretion accelerate the exercisability of any SAR.

     7.3 Exercise. An SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within ninety (90) days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash, or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.4.

     7.4 Payment. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock (which, as it pertains to Company officers and directors, shall comply with all requirements of the Exchange Act), the number of shares of Common Stock which shall be issuable upon the exercise of an SAR shall be determined by dividing:

     (a) the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (i.e., the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to a stock option, the exercise price of the shares of Common Stock under the stock option or (2) in the case of an SAR granted alone and without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 10.6); by

     (b) the Fair Market Value of a share of Common Stock on the exercise date.

     In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

     8. Stock Awards and Restricted Stock. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services rendered to the Company. The participant receiving a stock award will have all voting, dividend, liquidation and other rights with respect to the shares of Common Stock issued to a participant as a stock award under this Section 8 upon the participant becoming the holder of record of such shares. A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price determined by the Committee (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant, which restrictions and conditions may be determined by the Committee as long as such restrictions and conditions are not inconsistent with the terms of the Plan. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

     8.1 Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock shall be determined by the Committee.

     8.2 Sale Price. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold or granted to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

     8.3 Restrictions. All shares of restricted stock transferred or sold hereunder shall be subject to such restrictions as the Committee may determine, including without limitation any or all of the following:

     (a) a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

     (b) a requirement that the holder of shares of restricted stock forfeit, or (in the case of shares sold to a participant) resell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment or consulting engagement during any period in which such shares are subject to restrictions; or

     (c) such other conditions or restrictions as the Committee may deem advisable.

     In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company unless otherwise determined by the Committee. Each such certificate shall bear a legend in substantially the following form:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE
SHARES OF COMMON STOCK REPRESENTED BY IT ARE
SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING
CONDITIONS OF FORFEITURE) CONTAINED IN THE 2004
STOCK OPTION PLAN OF SPECTRE GAMING, INC. (THE
“COMPANY”), AND AN AGREEMENT ENTERED INTO
BETWEEN THE REGISTERED OWNER AND THE COMPANY. A
COPY OF THE 2004 STOCK OPTION PLAN AND THE
AGREEMENT IS AVAILABLE FROM THE COMPANY UPON REQUEST.

     8.4 End of Restrictions. Subject to Section 10.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant’s legal representative, beneficiary or heir.

     8.5 Shareholder. Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently. Unless the Committee determines otherwise in its sole discretion, any dividends or distributions (including regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the restrictions set forth above will be subject to the same restrictions as the shares to which such dividends or distributions relate. In the event the Committee determines not to pay dividends or distributions currently, the Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions. In addition, the Committee in its sole discretion may require such dividends and distributions to be reinvested (and in such case the participant consents to such reinvestment) in shares of Common Stock that will be subject to the same restrictions as the shares to which such dividends or distributions relate.

     9. Performance Shares. A performance share consists of an award which shall be paid in shares of Common Stock, as described below. The grant of a performance share shall be subject to such terms and conditions as the Committee deems appropriate, including the following:

     9.1 Performance Objectives. Each performance share will be subject to performance objectives respecting the Company or one of its operating units to be achieved by the participant before the end of a specified period. The Committee shall determine the terms and conditions of each grant and the number of performance shares granted. If the performance objectives are achieved, the participant will be paid in shares of Common Stock or cash as determined by the Committee. If such objectives are not met, each grant of performance shares may provide for lesser payments in accordance with formulas established in the award.

     9.2 Not Shareholder. The grant of performance shares to a participant shall not create any rights in such participant as a shareholder of the Company, until the payment of shares of Common Stock with respect to an award.

     9.3 No Adjustments. No adjustment shall be made in performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established.

     9.4 Expiration of Performance Share. If any participant’s employment or consulting engagement with the Company is terminated for any reason other than normal retirement, death or disability prior to the achievement of the participant’s stated performance objectives, all the participant’s rights on the performance shares shall expire and terminate unless otherwise determined by the Committee. In the event of termination of employment or consulting by reason of death, disability, or normal retirement, the Committee, in its own discretion may determine what portions, if any, of the performance shares should be paid to the participant.

     10. General.

     10.1 Effective Date. The Plan will become effective upon approval by the Company’s board of directors; and the ability of the Company to make grants of incentive stock options hereunder will become effective upon approval of the Company’s shareholders within one year of the date of this Plan’s adoption by the Board.

     10.2 Duration. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or have been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentives may be granted under the Plan after the tenth anniversary of the date the Plan is approved by the shareholders of the Company.

     10.3 Non-Transferability of Incentives. No stock option, SAR, restricted stock or performance award may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder’s death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the Incentive), or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and the Company shall not be required to recognize any attempted assignment of such rights by any participant. Notwithstanding the preceding sentence, stock options may be transferred by the holder thereof to Employee’s spouse, children, grandchildren or parents (collectively, the “Family Members”), to trusts for the benefit of Family Members, to partnerships or limited liability companies in which Family Members are the only partners or shareholders, or to entities exempt from federal income taxation pursuant to Code Section 501(c)(3). During a participant’s lifetime, a stock option may be exercised only by him or her, by his or her guardian or legal representative or by the transferees permitted by the preceding sentence

     10.4 Effect of Termination or Death. In the event that a participant ceases to be an employee of or consultant to the Company, or the participant’s other service with the Company is terminated, for any reason, including death, any Incentives may be exercised or shall expire at such times as may be determined by the Committee in its sole discretion in the agreement evidencing an Incentive. Notwithstanding the other provisions of this Section 10.4, upon a participant’s termination of employment or other service with the Company and all subsidiaries, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), cause options and SARs (or any part thereof) then held by such participant to become or continue to become exercisable and/or remain exercisable following such termination of employment or service and restricted stock awards, performance shares and stock awards then held by such participant to vest and/or continue to vest or become free of transfer restrictions, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that no Incentive may remain exercisable or continue to vest beyond its expiration date. Any incentive stock option that remains unexercised more than one (1) year following termination of employment by reason of death or disability or more than three (3) months following termination for any reason other than death or disability will thereafter be deemed to be a non-statutory stock option.

     10.5 Additional Conditions. Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions unacceptable to the Company. Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to any Incentives granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state or foreign securities laws or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

     10.6 Adjustment. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or achievements of performance shares, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

     10.7 Incentive Plans and Agreements. Except in the case of stock awards or cash awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options.

      10.8 Withholding.

     (a) The Company shall have the right to (i) withhold and deduct from any payments made under the Plan or from future wages of the participant (or from other amounts that may be due and owing to the participant from the Company or a subsidiary of the Company), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all foreign, federal, state and local withholding and employment-related tax requirements attributable to an Incentive, or (ii) require the participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive. At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR, the participant may satisfy this obligation in whole or in part by electing (the “Election”) to have the Company withhold from the distribution shares of Common Stock having a value up to the amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (the “Tax Date”).

     (b) The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

     (c) If a participant is a Company officer or director within the meaning of Section 16 of the Exchange Act, then an Election is subject to the following additional restrictions: (a) no Election shall be effective for a Tax Date which occurs within six (6) months of the grant or exercise of the award, except that this limitation shall not apply in the event death or disability of the participant occurs prior to the expiration of the six-month period; and (b) the Election must be made either six months prior to the Tax Date or must be made during a period beginning on the third business day following the date of release for publication of the Company’s quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date.

     10.9 No Continued Employment, Engagement or Right to Corporate Assets. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, a consultant, such persons’ beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

     10.10 Deferral Permitted. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive. Payment may be deferred at the option of the participant if provided in the Incentive.

     10.11 Amendment of the Plan. The Board may amend, suspend or discontinue the Plan at any time; provided, however, that no amendments to the Plan will be effective without approval of the shareholders of the Company if shareholder approval of the amendment is then required pursuant to Section 422 of the Code or the rules of any stock exchange or Nasdaq or similar regulatory body. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive without the consent of the affected participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Section 10.6 of the Plan.

     10.12 Merger, Sale, Exchange or Liquidation. Unless otherwise provided in the agreement for an Incentive, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets or through a merger, exchange, reorganization or liquidation of the Company or a similar event as determined by the Committee (collectively a “transaction”), the Committee shall be authorized, in its sole discretion, to take any and all action it deems equitable under the circumstances, including but not limited to any one or more of the following:

     (a) providing that the Plan and all Incentives shall terminate and the holders of (i) all outstanding vested options shall receive, in lieu of any shares of Common Stock they would be entitled to receive under such options, such stock, securities or assets, including cash, as would have been paid to such participants if their options had been exercised and such participant had received Common Stock immediately prior to such transaction (with appropriate adjustment for the exercise price, if any), (ii) performance shares and/or SARs that entitle the participant to receive Common Stock shall receive, in lieu of any shares of Common Stock each participant was entitled to receive as of the date of the transaction pursuant to the terms of such Incentive, if any, such stock, securities or assets, including cash, as would have been paid to such participant if such Common Stock had been issued to and held by the participant immediately prior to such transaction, and (iii) any Incentive under this Agreement which does not entitle the participant to receive Common Stock shall be equitably treated as determined by the Committee;

     (b) providing that participants holding outstanding vested Common Stock based Incentives shall receive, with respect to each share of Common Stock issuable pursuant to such Incentives as of the effective date of any such transaction, at the determination of the Committee, cash, securities or other property, or any combination thereof, in an amount equal to the excess, if any, of the Fair Market Value of such Common Stock on a date within ten days prior to the effective date of such transaction over the option price or other amount owed by a participant, if any, and that such Incentives shall be cancelled, including the cancellation without consideration of all options that have an exercise price below the per share value of the consideration received by the Company in the transaction;

     (c) providing that the Plan (or replacement plan) shall continue with respect to Incentives not cancelled or terminated as of the effective date of such transaction and provide to participants holding such Incentives the right to earn their respective Incentives on a substantially equivalent basis (taking into account the transaction and the number of shares or other equity issued by such successor entity) with respect to the equity of the entity succeeding the Company by reason of such transaction; or

     (d) providing that all unvested, unearned or restricted Incentives, including but not limited to restricted stock for which restrictions have not lapsed as of the effective date of such transaction, shall be void and deemed terminated, or, in the alternative, for the acceleration or waiver of any vesting, earning or restrictions on any Incentive.

     The Board may restrict the rights of participants or the applicability of this Section 10.12 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Code or any other applicable law or regulation. The grant of an Incentive award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     10.13 Definition of Fair Market Value. For purposes of this Plan, the “Fair Market Value” of a share of Common Stock at a specified date shall, unless otherwise expressly provided in this Plan, be the amount which the Committee or the Company’s board of directors determines in good faith in the exercise of its reasonable discretion to be one hundred percent (100%) of the fair market value of such a share as of the date in question; provided, however, that notwithstanding the foregoing, if such shares are listed on a U.S. securities exchange or are quoted on the Nasdaq National Market System, Nasdaq SmallCap Stock Market (“Nasdaq”), or the Over-The-Counter Bulletin Board (“OTCBB”), then Fair Market Value shall be determined by reference to the last sale price of a share of Common Stock on such U.S. securities exchange or Nasdaq, or the average of the bid and ask price on the OTCBB, on the applicable date. If such U.S. securities exchange or Nasdaq is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on such U.S. securities exchange or Nasdaq.

     10.14 Breach of Confidentiality, Assignment of Inventions, or Non-Compete Agreements. Notwithstanding anything in the Plan to the contrary, in the event that a participant materially breaches the terms of any confidentiality, assignment-of-inventions, or noncompete agreement entered into with the Company or any parent or subsidiary of the Company, whether such breach occurs before or after termination of such participant’s employment or other service with the Company or any subsidiary, the Committee in its sole discretion may immediately terminate all rights of the participant under the Plan and any agreements evidencing an Incentive then held by the participant without notice of any kind.

     10.15 Governing Law. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota, notwithstanding the conflicts-of-law principles of Minnesota or any other jurisdiction.

     10.16 Successors and Assigns. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the participants in the Plan.

PROXY CARD

SPECTRE GAMING, INC.
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

August 26, 2004

     The undersigned, a shareholder of Spectre Gaming, Inc. (the “Company”), hereby appoints Russell Mix and Ronald E. Eibensteiner, and each of them, as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is entitled to vote at the Company’s 2004 annual meeting of shareholders to be held at the Hyatt Regency Hotel, 1300 Nicollet Mall, Minneapolis, on Thursday, August 26, 2004 at 3:00 p.m. local time, and at any adjournments thereof, upon the following matters:

1.	Proposal to elect three directors:

[ ] FOR all nominees below	[ ] WITHHOLD AUTHORITY
(except as marked to the contrary below)

Director-nominees are: Ronald E. Eibensteiner, Russell Mix and Brian D. Niebur

Instruction: To withhold authority to vote for any individual, write that name in the space below:

2.	Proposal to ratify the appointment of Virchow, Krause & Company, LLP as the Company’s independent auditors for fiscal year 2004:

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

3.      Proposal to increase the number of shares of capital stock authorized for issuance under the Company’s articles of incorporation to an aggregate of 100,000,000:

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

4.      Proposal to increase the number of shares of common stock reserved for issuance under the Company’s 1999 Non-Qualified Stock Option Plan to an aggregate of 300,000:

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

5.      Proposal to adopt the Company’s 2004 Stock Option Plan pursuant to which 2,000,000 shares of the Company’s common stock shall be reserved for issuance:

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1-5.

In their discretion, the proxies named herein are authorized to vote upon such other business as may properly come before the annual meeting.

(Continued on reverse side)

(Continued from other side)

The undersigned hereby revokes all previous proxy appointments and proxies relating to shares covered hereby and acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement relating to the Company’s 2004 annual meeting of shareholders.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. When properly executed, this proxy will be voted on the proposals set forth herein as directed by the shareholder, but if no direction is made in the space provided this proxy will be voted FOR all proposals set forth herein.

Dated: , 2004

x

x

Note: Shareholder must sign exactly as the
name appears at left. When signed as a
corporate officer, executor, administrator,
trustee, guardian or similar, please
indicate full title as such. In case of
joint tenancy, both joint tenants must sign.